SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):

                                  March 7, 1998


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


                           Delaware 1-12680 22-2115841
     (State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)





                  1100 Auburn Street, Fremont, California 94538
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (510) 249-1144

          _____________________________________________________________

       This report on form 8-K, including all exhibits, contains 41 pages

ITEM 2.  DISPOSITION OF ASSETS

     On March 7, 1998, Todd Power Corporation, a New York corporation, ("Todd") acquired substantially all of the properties, assets, rights and business of Oryx Power Products Corporation ("OPPC") including all but one share of Oryx De Mexico, S.A. de C.V., a Mexican Corporation (the "Sale") for a purchase price of $2,000,000 cash and an additional amount up to $4,000,000 to be calculated based upon sales of certain of OPPC's specified products to certain specified customers during the fourteen month period immediately following the Sale. As part of the Sale, Todd also assumed certain of Power Products' liabilities.

     A copy of the press release issued by the Registrant on March 9, 1998 concerning the Sale is filed herewith as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Pro forma financial information

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

Pro Forma Condensed Balance Sheet

     The following unaudited Pro Forma Condensed Balance Sheet reflects the historical consolidated condensed balance sheet of Oryx Technology Corporation ("Oryx" and together with its subsidiaries, the "Company") at November 30, 1997 adjusted to give effect to two separate agreements. The first agreement, the Stock Purchase and Reorganization Agreement ("Instruments Disposition") dated February 27, 1998, was by and between Oryx and Corus Investment Ltd., and Oryx Instruments and Materials Corporation (I&M), whereby I&M distributed certain assets and liabilities to Oryx and redeemed 8,000,000 shares of I&M Class A Common Stock held by Oryx. The second agreement, the Asset Purchase Agreement ("Power Products Disposition"), which closed on March 7, 1998 was by and between Oryx Power Products Corporation and Todd Power Corporation ("Todd") whereby Todd acquired substantially all of the assets and assumed certain liabilities of Oryx Power Products Corporation ("Power Products").

     The unaudited Pro Forma Condensed Balance Sheet should be read in conjunction with historical financial statements and notes thereto and the narrative sections included elsewhere herein. Because these transactions occurred subsequent to November 30, 1997, actual adjustments and balances will vary from those presented in the Pro Forma Condensed Balance Sheet. However, management believes that any differences between actual adjustments and pro forma adjustments will not have a material effect on the pro forma financial statement.

Pro Forma Condensed Statement of Operations

     The unaudited Pro Forma Condensed Statements of Operations for the three years ended February 28, 1997 and the nine months ended November 30, 1997 are based upon the historical condensed consolidated statements of operations of the Company for the respective periods after giving effect to pro forma adjustments described in the notes thereto as if the Instruments Disposition and Power Products Disposition had been consummated on March 1, 1998.

     The unaudited Pro Forma Condensed Statements of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company and the narrative sections included elsewhere herein. The Pro Forma Condensed Statements of Operations are not necessarily indicative of what actual results of operations would have been for the period had the transaction occurred on March 1, 1998 and do not purport to indicate the results of future operations.


                                               ORYX TECHNOLOGY CORP.
                                         PRO FORMA CONDENSED BALANCE SHEET
                                                 November 30, 1997
                                                    (UNAUDITED)



                                                                       Pro Forma               Pro Forma
                                                                     Adjustments             Adjustments
                                                                      Reflecting              Reflecting
                                                                     Instruments          Power Products             Pro Forma
                                                    Historical       Disposition             Disposition           As Adjusted
                                               ---------------    ----------------        ---------------      -----------------
                    ASSETS
   Current assets:
     Cash and cash equivalents                     $  761,000           $500,000   (A)      $2,000,000   (1)    $    3,260,000

                                                                                                (1,000)  (3)
      Accounts receivable,net                       1,832,000                                 (157,000)  (3)         1,675,000
      Inventories                                   4,274,000         (1,182,000)  (B)      (2,797,000)  (3)           295,000
      Other current assets                                                         (B)                   (3)           381,000
             Total current assets                     508,000            (31,000)              (96,000)              5,611,000
                                                    7,375,000
    Property and equipment, net                     2,395,000           (541,000)  (B)      (1,157,000)  (3)           697,000
    Intangible assets, net                            632,000                                 (609,000)  (3)            23,000
    Other assets                                      272,000          1,000,000   (A)         (60,000)  (3)         1,152,000
                                                                         (60,000)  (B)
                                              ---------------                                                 -----------------
                                                $  10,674,000                                                     $  7,483,000



                  LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
      Borrowings                                  $ 1,063,000                                  (472,000)  (3)     $    591,000
      Capital lease obligations                        20,000             (7,000)  (B)                -                 13,000
      Accounts payable                              2,257,000           (265,000)  (B)       (1,960,000)  (3)           32,000
      Accrued liabilities                                               (707,000)  (B)        1,075,000   (2)        2,196,000
                                                    2,078,000                                  (250,000)  (3)


                                                 ------------        ------------         --------------          -------------
                  Total current liabilities         5,418,000                                                        2,832,000

   Deferred Gain                                                         665,000   (C)                -                665,000
    Capital lease obligations, less current portion    38,000                                   (23,000)  (3)           15,000
    Borrowings, less current portion                                                           (259,000)  (3)
                                                      259,000                                                                -
             Total  liabilities                                                                                      3,512,000
                                                    5,715,000
    Mandatorily redeemable securities                                                          (778,000)  (3)
                                                      778,000                                                                -

    Stockholders' equity:
        Series A 2% Convertible Cumulative
     Preferred Stock, 4,500 shares issued and
      outstanding                                     107,000                                                          107,000
    Common  Stock, 13,124,821 shares issued and
      outstanding,                                     15,000                                                           15,000
    Additional paid in capital                     19,617,000                                                       19,617,000
    Accumulated deficit                                                                        (210,000)  (4)      (15,768,000)
                                                  (15,558,000)
             Total stockholders' equity                                                                              3,971,000
                                                    4,181,000
                                                        $                                                         $  7,483,000
                                                   10,674,000


                   NOTES TO PRO FORMA CONDENSED BALANCE SHEET
                                   (Unaudited)


     The Oryx Instruments Disposition stock purchase and reorganization pro forma adjustments have been made to reflect the following:

     (A) Redemption by I&M of 8,000,000 shares of I&M Class A Stock held by Oryx for $500,000 in cash and $1,000,000 in a non-interest bearing promissory.

     (B)  Elimination  of I&M assets and  liabilities  less  certain  assets and
liabilities   distributed   to  Oryx  prior  to  the  redemption  and  estimated
transaction costs.

     (C) Deferred gain on sale of Oryx's 8,000,000 shares of Class A Stock of I&M.

     The Power Products Disposition pro forma adjustments have been made to reflect the following:

     1) Consideration of $2,000,000 received upon disposition of substantially all of the assets and certain liabilities of Power Products.

     2) Transactions costs associated with the Power Products Disposition.

     3) Elimination of substantially all of the assets and certain liabilities of Power Products.

     4) Loss on Power Products Disposition


                                               ORYX TECHNOLOGY CORP.
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                        Nine Months ended November 30, 1997
                                                    (UNAUDITED)




                                                                        Pro Forma               Pro Forma
                                                                      Adjustments             Adjustments
                                                                       Reflecting              Reflecting
                                                                      Instruments          Power Products            Pro Forma
                                                   Historical         Disposition             Disposition          As Adjusted
                                            ------------------   -----------------      ------------------     ----------------
    Revenue                                       $13,811,000        $(2,945,000) (A)        $(6,988,000) (1)       $3,878,000
    Cost of sales                                  11,714,000         (2,307,000) (B)         (6,912,000) (2)        2,495,000
                                            ------------------                                                 ----------------
    Gross profit                                    2,097,000                                                        1,383,000
                                            ------------------                                                 ----------------

    Operating expenses:
     Marketing and selling                          1,522,000           (866,000) (C)           (580,000) (3)           76,000
     General and administrative                     3,298,000           (317,000) (D)         (1,134,000) (4)        1,847,000
     Research and development                       3,624,000         (1,300,000) (E)           (937,000) (5)        1,387,000
                                            ------------------                                                 ----------------
       Total operating expenses                     8,444,000                                                        3,310,000
                                            ------------------                                                 ----------------

    Loss from operations                          (6,347,000)                                                       (1,927,000)

    Interest expense, net                            166,000                                     (19,000) (6)          147,000

    Equity loss on investment

    Net gain on sale of investment                (1,383,000)                                                       (1,383,000)
                                            ------------------                                                -----------------

    Loss before income taxes                      (5,130,000)                                                         (691,000)
    Provision for income taxes                        42,000                                     (31,000) (7)           11,000
                                            ------------------                                                 ----------------

    Net loss                                      (5,172,000)                                                         (702,000)

    Dividends and accretion                         (143,000)                                    141,000  (8)           (2,000)
                                            ------------------                                                 ----------------

    Net loss attributable to
     common shares                               $(5,315,000)                                                        $(704,000)
                                            ==================                                                 ================

    Basic loss per common share:                      $(0.40)                                                           $(0.05)
                                            ==================                                                 ================

    Shares used in basic loss calculation:        13,124,821                                                        13,124,821
                                            ==================                                                 ================

                                               ORYX TECHNOLOGY CORP.
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                           Year Ended February 28, 1997
                                                    (UNAUDITED)



                                                                         Pro Forma               Pro Forma
                                                                       Adjustments             Adjustments
                                                                        Reflecting              Reflecting
                                                                       Instruments          Power Products             Pro Forma
                                                    Historical         Disposition             Disposition           As Adjusted
                                               ----------------       -------------         ---------------        --------------
   Revenue                                         $26,860,000        $(2,194,000) (A)       $(20,390,000) (1)        $4,276,000
   Cost of sales                                    18,475,000         (1,423,000) (B)        (13,870,000) (2)         3,182,000
                                               ----------------                                                    --------------
   Gross profit                                      8,385,000                                                         1,094,000
                                               ----------------                                                    --------------

   Operating expenses:
    Marketing and selling                            2,010,000           (978,000) (C)           (901,000) (3)          131 ,000
    General and administrative                       4,499,000           (625,000) (D)         (1,560,000) (4)         2,314,000
    Research and development                         3,101,000         (1,819,000) (E)           (944,000) (5)           338,000
   Acquired in-process research and                    670,000                                   (670,000) (5)                 -
     development
                                               ----------------                                                    --------------
     Total operating expenses                       10,280,000                                                         2,783,000
                                               ----------------                                                    --------------

   Loss from operations                             (1,895,000)                                                       (1,689,000)

   Interest expense, net                                10,000                                                            10,000

   Equity loss on investment                            20,000                                                            20,000
                                               ----------------                                                    --------------

   Loss before income taxes                         (1,925,000)                                                       (1,719,000)
   Provision for income taxes                           40,000                                    (40,000) (7)                 -
                                               ----------------                                                    --------------

   Net loss                                         (1,965,000)                                                       (1,719,000)

   Dividends and accretion                             (47,000)                                   (38,000) (8)            (9,000)
                                               ----------------                                                    --------------

   Net loss attributable to
    common shares                                  $(2,012,000)                                                      $(1,728,000)
                                               ================                                                    ==============

   Basic loss per common share:                         $(0.19)                                                           $(0.16)

   Shares used in basic loss                        10,650,000                                                        10,650,000
   calculations
                                           ====================                                                ==================


                                               ORYX TECHNOLOGY CORP.
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                           Year Ended February 29, 1996
                                                    (UNAUDITED)



                                                                         Pro Forma                Pro Forma
                                                                       Adjustments              Adjustments
                                                                        Reflecting               Reflecting
                                                                       Instruments           Power Products             Pro Forma
                                                     Historical        Disposition              Disposition           As Adjusted
                                                  --------------     --------------        -----------------       ---------------
   Revenue                                          $16,136,000         $(858,000) (A)        $(12,014,000) (1)        $3,264,000
   Cost of sales                                     13,020,000        (1,017,000) (B)          (9,947,000) (2)         2,056,000
                                                  --------------                                                   --------------
   Gross profit                                       3,116,000                                                         1,208,000
                                                  --------------                                                   --------------

   Operating expenses:
    Marketing and selling                             1,387,000          (454,000) (C)            (756,000) (3)           177,000
    General and administrative                        2,541,000          (373,000) (D)            (918,000) (4)         1,250,000
    Research and development                          2,823,000          (739,000) (E)            (937,000) (5)         1,147,000
                                                  --------------                                                   --------------
      Total operating expenses                        6,751,000                                                         2,574,000
                                                  --------------                                                   --------------

   Loss from operations                              (3,635,000)                                                       (1,366,000)

   Interest expense, net                                320,000                                   (129,000) (6)           191,000

   Equity loss on investment                            195,000                                                           195,000
                                                  --------------                                                   --------------

   Loss before income taxes and extraordinary gain   (4,150,000)                                                       (1,752,000)
   Provision for income taxes                            42,000                                    (40,000) (7)             2,000
                                                  --------------                                                   --------------

   Loss before extraordinary gain                    (4,192,000)                                                       (1,754,000)

   Extraordinary gain from debt restructuring        (1,433,000)                                  1,433,000 (6)                 -
                                                  --------------                                                   --------------

   Net loss                                          (2,759,000)                                                       (1,754,000)

   Dividends and accretion                              (20,000)                                                          (20,000)
                                                  --------------                                                   --------------

   Net loss attributable to
    common shares                                   ($2,779,000)                                                      ($1,774,000)
                                                  ==============                                                   ==============

   Basic loss per common share before
     extraordinary gain:                         $        (0.73)                                                    $       (0.31)
     Extraordinary gain from debt restructuring            0.25                                                                 -
                                                  --------------                                                ------------------
   Basic loss per common share                   $        (0.48)                                                    $       (0.31)
                                                  ==============                                                ==================

   Shares used in basic loss calculations:            5,789,642                                                         5,789,642
                                                  ==============                                                ==================


                                               ORYX TECHNOLOGY CORP.
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                           Year Ended February 28, 1995
                                                    (UNAUDITED)



                                                                                                    Pro Forma
                                                                              Pro Forma           Adjustments
                                                                            Adjustments            Reflecting
                                                                             Reflecting        Power Products           Pro Forma
                                                                            Instruments            Disposition        As Adjusted
                                                       Historical           Disposition
                                              --------------------     -----------------     -----------------     ---------------
Revenue                                               $11,352,000            $(494,000) (A)      $(8,500,000) (1)      $2,358,000
Cost of sales                                           8,172,000             (605,000) (B)       (6,046,000) (2)       1,521,000
                                              --------------------                                                 ---------------
Gross profit                                            3,180,000                                                         837,000
                                              --------------------                                                 ---------------

Operating expenses:
 Marketing and selling                                    972,000             (308,000) (C)         (664,000) (3)               -
 General and administrative                             1,738,000                                   (457,000) (4)       1,281,000
 Research and development                               1,986,000             (910,000) (E)         (552,000) (5)         524,000
Acquired in-process research and development            1,275,000                                 (1,275,000) (5)               -
                                              --------------------                                                 ---------------
   Total operating expenses                             5,971,000                                                       1,805,000
                                              --------------------                                                 ---------------

Loss from operations                                   (2,791,000)                                                       (968,000)

Interest expense, net                                     154,000                                   (105,000) (6)          49,000

Equity loss on investment                                 336,000                                                         336,000
                                              --------------------                                                 ---------------

Loss before income taxes                               (3,281,000)                                                     (1,353,000)
Provision for income taxes                                  8,000                                     (8,000) (7)               -
                                              --------------------                                                 ---------------

Net loss                                               (3,289,000)                                                     (1,353,000)

Dividends and accretion                                   (27,000)                                                        (27,000)
                                              --------------------                                             -------------------

Net loss  attributable to
 common shares                                        ($3,316,000)                                                    ($1,380,000)
                                              ====================                                             ===================

Basic loss per common share:                               ($1.02)                                                         ($0.43)
                                              ====================                                             ===================

Shares used in basic loss calculations:                 3,238,900                                                       3,238,900
                                              ====================                                             ===================

              NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                   (Unaudited)


The  Oryx  Instruments   Disposition   purchase  and  reorganization  pro forma
adjustments have been made to reflect the following:

(A) Reduction in revenues of I&M due to the redemption by I&M of 8,000,000 shares of I&M Class A Stock held by Oryx.

(B)   Reduction in cost of revenues associated with I&M revenues.

(C) Reduction in marketing costs associated with the marketing and sale of I&M products.

(D)   Reduction  in  general  and   adminstative   costs   associated  with  I&M
      operations.

(E) Reduction in research and development associated with the development of I&M products.

(F) Inclusion of dilutive common stock equivalents previously considered anti-dilutive in a loss period.


The   Power Products Disposition pro forma adjustments have been made to reflect the following:

1)    Reduction in revenues due to Power Products Disposition.

2)    Reduction in cost of revenues associated with Power Products revenues.

3) Reduction in marketing costs associated with the marketing and sale of Power Products products.

4) Reduction in general and administrative costs associated with Power Products operations.

5) Reduction in research and development associated with the development of Power Products products.

6)    Reduction   in  interest   expense  and   extraordinary   gain  from  debt
      restructuring related to borrowings directly related to Power Products.

7)    Reduction in income taxes related to operations of Power Products.

8) Reduction in accretion related to the elimination of the mandatorily redeemable securities.





         (c)      Exhibits

                  2.1      Asset   Purchase   Agreement(1)   by  and  among  the
                           Registrant, Todd Power Corporation and Oryx Power Products Corporation.(2)

                  99.1 Press release dated March 9, 1998, regarding the sale of the Oryx Power Products Corporation business to Todd Power Corporation.

(1) Although dated as of March 2, 1998, agreement among the parties on material terms of the transaction was not reached until March 7, 1998

(2) Confidential treatment of certain portions of this agreement has been applied for with the Securities and Exchange Commission.


                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 1998             ORYX TECHNOLOGY CORPORATION


                                  By: /s/ Philip J. Micciche
                                          Philip J. Micciche
                                          President and Chief Executive Officer

                                  Exhibit Index

Exhibit Number             Description of Document

                  2.1      Asset Purchase Agreement by and among the Registrant,
                           Todd  Power   Corporation  and  Oryx  Power  Products
                           Corporation.(1)

                  99.1 Press release dated March 9, 1998, regarding the sale of the Oryx Power Products Corporation business to Todd Power Corporation.

(1) Confidential treatment of certain portions of this agreement has been applied for with the Securities and Exchange Commission, including the Schedules referenced in the agreement.